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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 01, 2000
                                                         ---------------


                                JUDGE.com, Inc.
                               -----------------
               (Exact name of registrant as specified in charter)


       Pennsylvania                  0-21963                  23-1726661
       ------------                  -------                  ----------
      (State or other              (Commission             (I.R.S. Employer
      jurisdiction of              File Number)           Identification No.)
      incorporation)


           Two Bala Plaza, Suite 405, Bala Cynwyd, Pennsylvania       19004
           ----------------------------------------------------       ------
               (Address of principal executive offices)             (Zip code)

        Registrant's telephone number, including area code: 610-667-7700
                                                            ------------



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         (Former name or former address, if changed since last report.)
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Item 4.  Change in Registrant's Certifying Accountant

1. On August 1, 2000, the Registrant was notified that Rudolph, Palitz LLC had merged with McGladrey & Pullen, LLP, the successor of that merger, and that Rudolph, Palitz LLC would no longer be the auditor for the Registrant. McGladrey & Pullen LLP was engaged as the Registrant's new auditor effective August 01, 2000. This event is further described in the auditing firm's press release dated August 02, 2000, and in the Registrant's press release dated August 03, 2000, copies of which have been filed as exhibits to this report. Rudolph, Palitz LLC's notice of the merger dated August 01, 2000 is also filed as an exhibit to this report.

2. The auditor's reports from Rudolph, Palitz LLC for the Registrant's past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

3. The decision to engage McGladrey & Pullen LLP has not yet been approved by the Registrant's board of directors.

4. During the Registrant's two most recent fiscal years and the subsequent interim period preceding the change, there have been no disagreements with Rudolph, Palitz LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

5. The Registrant has requested Rudolph Palitz, LLC to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this Item. Such letter is included as an exhibit to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

         Exhibit 99.2   Rudolph Palitz, LLC Press Release dated August 02, 2000.

         Exhibit 99.3   JUDGE.com, Inc. Press Release dated August 03, 2000.

         Exhibit 99.4 Notification of merger from Rudolph Palitz, LLC, dated August 01, 2000.

         Exhibit 99.5 Letter of agreement from Rudolph Palitz, LLC, dated August 01, 2000.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 JUDGE.COM, INC.

                                                 By:  /s/ Martin E. Judge, Jr.
                                                      -------------------------
                                                      Martin E. Judge, Jr.
                                                      Chief Executive Officer

Date:  August 03, 2000

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